SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                                  July 18, 2000
                      (Date of earliest event reported)


                                CAVALIER HOMES, INC.
               (Exact name of registrant as specified in its charter)



                                    Delaware
                    (State or other jurisdiction of incorporation)




                1-9792                                     63-0949734
     -------------------------------                 ----------------------
        (Commission File No.)                  (IRS Employer Identification No.)




Highway 41 North & 32 Wilson Boulevard
          Addison, Alabama                                     35540
    ----------------------------                      ---------------------
(Address of principal executive offices)                     (Zip Code)



                                     (256) 747-9800
                                     --------------
                  (Registrant's telephone number, including area code)



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Item 5.  Other Events.

                  On July 18, 2000, Cavalier Homes, Inc. declared its regular quarterly dividend, reducing the rate of the dividend to one cent ($0.01) per share from the four cents ($0.04) per share dividends Cavalier has paid previously. The dividend is payable on August 15, 2000, to shareholders of record as of July 31, 2000. Information concerning the dividend is included in a press release of Cavalier made on July 18, 2000, a copy of which is attached as an exhibit to this filing and which is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                           99.1 - Press release dated July 18, 2000 with respect
to the declared dividend.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                         CAVALIER HOMES, INC.
                                                             (Registrant)



Date: July 21, 2000                             By  /s/ David A. Roberson
                                                   -----------------------------
                                                        David A. Roberson
                                                         Its President